EXHIBIT 32.1

CERTIFICATION PURSUANT TO
TITLE 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Enzo Biochem, Inc., and Subsidiaries (“the Company”) on Form 10-Q for the period ended January 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Elazar Rabbani, Ph.D., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 12, 2012

	By:	/s/ Elazar Rabbani, Ph.D.

Elazar Rabbani, Ph.D.
Chairman of the Board, Chief Executive Officer and Director